EXHIBIT 99.1

FOURTH AMENDMENT AND WAIVER
TO CREDIT AGREEMENT

This FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT dated as of March 15, 2006 (this “Fourth Amendment”), is entered into among THE REYNOLDS AND REYNOLDS COMPANY, an Ohio corporation (the “Borrower”),. REYNA CAPITAL CORPORATION, an Ohio corporation (the “Co-Borrower”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend the Credit Agreement, dated as of April 8, 2004 (as amended by the First Amendment to Credit Agreement dated as of January 14, 2005, the Second Amendment to Credit Agreement dated as of December 27, 2005, and the Third Amendment to Credit Agreement dated as of February 24, 2006, the “Credit Agreement”), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the “Lenders") parties thereto, Credit Lyonnais New York Branch (now known as Calyon New York Branch), as Syndication Agent, and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent, and shall provide certain waivers under the Credit Agreement as set forth herein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

RECITALS:

WHEREAS, the Borrower is in the process of reviewing certain of its accounting policies in response to comments received from the Securities and Exchange Commission pertaining to the Borrower’s annual report on Form l0-K for the fiscal year ended September 30, 2004, and the quarterly reports on Form 10-Q for the fiscal quarters ended December 31, 2004, March 31, 2005, and June 30, 2005 (the “SEC Review");

WHEREAS, in connection with the SEC Review, the Borrower has determined to restate the Borrower’s financial statements (the “Restatement”) with respect to its accounting for auction rate securities and the two-class method of earnings per share for the fiscal quarter ended June 30, 2005 and certain previous periods (any adjustment to the Borrower’s financial statements required by such restatement, the “Adjustment");

WHEREAS, in connection with the SEC Review, the Borrower may conclude that it should effect additional restatements or adjustments of its financial statements;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to, among other things, extend the date on which the Borrower is required to deliver certain of its financial statements pursuant to Sections 5.01(a) and (b) of the Credit Agreement, from March 31, 2006 to the earlier of (i) September 30, 2006 or (ii) the date such financial statements are filed with the Securities and Exchange Commission;

WHEREAS, additionally, pursuant to Section 3.04 of the Credit Agreement, the Borrower has represented and warranted to the Administrative Agent and the Lenders that its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended September 30, 2003 reported on by Deloitte & Touche, LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended December 31, 2003, certified by its chief financial officer, meet the standard that they present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of unaudited financials (such standard, as it relates to the Borrower’s financial statements for the fiscal quarter ended June 30,2005, all prior financial statements and all Delivered Financial Statements, as defined herein, the “Presents Fairly Requirement");

WHEREAS, pursuant to Section 5.01 of the Credit Agreement, the Borrower has been required to deliver annual and quarterly financial statements which meet the Presents Fairly Requirement;

WHEREAS, the Restatement and the Adjustment may cause a failure by the Borrower to observe or perform the covenant set forth in Section 5.01 of, and certain other covenants contained in, the Credit Agreement, and may render the representations and warranties of the Borrower made or to be made pursuant to Section 3.04 and certain other sections of the Credit Agreement incorrect as of the dates such representations and warranties were or will be made, in each case based on a failure by the Borrower to meet the Presents Fairly Requirement;

WHEREAS, the Borrower has requested that the Lenders waive any Default or Event of Default with respect to such Sections that may have resulted from or may result from the any failure by the Borrower to meet the Presents Fairly Requirement with respect to the Delivered Financial Statements because of the Restatement and the Adjustment;

WHEREAS, the Lenders are willing to agree to the amendments being requested by the Borrower, but only on the terms and subject to the conditions set forth in this Fourth Amendment; and

WHEREAS, each of the signatories hereto is a party to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Co-Borrower, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) Definitions. Section 1.01 of the Credit Agreement is hereby amended as

(i) The term “Agreement”, as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as previously amended and amended by this Fourth Amendment, and as further amended, supplemented or otherwise modified from time to time.

(ii) The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“Confidentiality Agreement” shall mean a confidentiality agreement by and between the Borrower, on the one hand, and the Administrative Agent or a Lender as the case may be, on the other hand, in substantially the form of Exhibit D.

“Fourth Amendment” means the Fourth Amendment and Waiver to Credit Agreement dated as of March 15, 2006, among the Borrower, Co-Borrower, the Lenders parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

(b) Amendments to Section 5.01. Section 5.01 of the Credit Agreement is

hereby amended as follows:

(i) Amendment to Section 5.01(a). Section 5.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche, LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided, however, that notwithstanding any covenant, condition or agreement contained in this Agreement to the contrary, the Borrower shall not be required to furnish its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for the fiscal year ended September 30, 2005, or the related report by Deloitte & Touche, LLP or other independent public accountants of recognized national standing, to the Administrative Agent or any Lender prior to the earlier of (i) September 30, 2006 or (ii) the date such financial statements are filed with the Securities and Exchange Commission as part of an Annual Report on Form 10-K;”.

(ii)	Amendment to Section 5.01(b). Section 5.01(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures

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for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided, however, that notwithstanding any covenant, condition or agreement contained in this Agreement to the contrary, the Borrower shall not be required to furnish its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for the fiscal quarters ended December 31, 2005, March 31, 2006, or June 30, 2006 or the related certification by one of its Financial Officers, to the Administrative Agent or any Lender prior to the earlier of (i) September 30, 2006 or (ii) the date the applicable financial statements are filed with the Securities and Exchange Commission as part of a Quarterly Report on Form 10-Q (it being understood that this proviso shall have no further effect on and after the first date after the date of the Fourth Amendment on which the Borrower has filed all Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that are required to be filed with the Securities and Exchange Commission pursuant to and in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended from time to time); provided, further, that, notwithstanding the first proviso of this Section 5.01(b), the Borrower shall be required to furnish to the Administrative Agent and each Lender, in each case that has executed a Confidentiality Agreement, internally prepared financial statements as of the end of and for the fiscal quarters ended March 31, 2006 and June 30, 2006, in a form substantially similar to the interim financial statements which the Borrower delivered to the Administrative Agent and certain Lenders on or about February 28, 2006, within 45 days after the end of each applicable fiscal quarter, together the certificate required by Section 5.01 (c);”.

(c) Amendment to Clause (g) of Article VII. Clause (g) of Article VII of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided, however, that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; provided further, however, that until the earlier of (i) September 30, 2006 or (ii) the first date after the date of the Fourth Amendment on which the Borrower has filed all Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that are required to be filed with the Securities and Exchange Commission pursuant to and in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended from time to time, this clause (g) shall not apply to Material Indebtedness outstanding under the Borrower’s Indenture, dated December 18, 1996, by reason of a breach by the Borrower of the covenant set forth in Section 704 of such Indenture resulting from the Borrower’s failure to deliver its Annual Report on Form 10-K for the Fiscal Year ended September 30, 2005, or its Quarterly Report on form 10-Q for the Fiscal Quarters ended December 31, 2005, March 31, 2006 or June 30, 2006, in each case in the time period specified in such Section 704, such default constituting an “Event of Default” as specified in Section 501(a) of such Indenture (without regard to the giving of notice or lapse of time or both), unless such default results in the Material Indebtedness outstanding under such Indenture becoming due prior to its stated maturity, which event is and shall remain an Event of Default hereunder;” .

2. Limitation on Certain Transactions. During the period beginning on the Fourth Amendment Effective Date (as defined below) and ending on the Financial Delivery Date (as defined below), the Borrower shall not, and shall not cause or permit any of its Subsidiaries to, enter into any transaction or series of transactions permitted by Section 6.05(g) or 6.05(i) of the Credit Agreement unless, immediately after giving effect thereto, (a) Liquidity (as defined below) shall be equal to or in excess of $100,000,000 and (b) collectively, all such transactions entered into pursuant to Section 6.05(g) or 6.05(i) of the Credit Agreement on or subsequent to the Fourth Amendment Effective Date shall not be in an amount in excess of $200,000,000. For purposes of this Section 2, (A) “Financial Delivery Date" shall mean the first date after the Fourth Amendment Effective Date on which the Borrower has filed all Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that are required to be filed with the Securities and Exchange Commission pursuant to and in accordance with Section 13 or 15( d) of the Securities Exchange Act of 1934, as amended from time to time, and has delivered all applicable certificates and certifications described in, and complied with all other requirements of, Section 5.01 of the Credit Agreement with respect to the financial statements contained in such reports relating to periods ending on or after September 30, 2005, and (B) “Liquidity" shall mean, at any time, the sum of the amount of all cash and Permitted Investments of the Borrower and its Subsidiaries at such time, plus the amount of available undrawn Commitments at such time, plus collectively the amount of available undrawn commitments under the Permitted Receivables Purchase Facilities and the Reyna Lease Receivables Facility at such time, less the amount of all cash and Permitted Investments of the Borrower and its Subsidiaries at such time that are pledged as security for obligations (not including any amounts deposited in trust to repay obligations related to the Borrower’s Indenture, dated December 18, 1996 (the "Indenture”) and securities issued in connection therewith (the “Notes"))other than the Obligations, less the amount of indebtedness, including interest and fees, outstanding at such time pursuant to the Indenture and the Notes.

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3. Waivers. The Administrative Agent and the Lenders hereby waive each of the following:

(a) any Default or Event of Default arising out of any past, present or future breach of the representations and warranties of the Borrower as set forth in Sections 3.04, 3.07 or 3.17 of the Credit Agreement caused by or resulting from any failure by the Borrower to meet the Presents Fairly Requirement with respect to the Delivered Financial Statements because of the Restatement or the Adjustment; and

(b) any Default or Event of Default arising out of any failure by the Borrower to observe or perform the covenants set forth in Sections 5.01(a), (b) or (c) or Section 5.02(a) of the Credit Agreement caused by or resulting from any failure by the Borrower to meet the Presents Fairly Requirement with respect to the Delivered Financial Statements because of the Restatement or the Adjustment.

As used herein, “Delivered Financial Statements” means all financial statements for any period delivered to the Administrative Agent or any Lender pursuant to the Credit Agreement prior to the earlier of (i) September 30, 2006 or (ii) the first date after the date of the Fourth Amendment on which the Borrower has filed all Annual Reports on Form 10-K and Quarterly Reports on Form IO-Q that are required to be filed with the Securities and Exchange Commission pursuant to and in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended from time to time; provided, however, that the Delivered Financial Statements shall not include any financial statements of the Borrower that the Borrower has filed on an Annual Report on Form 10-K or a quarterly report on Form 10-Q after the date hereof.

4. Addition of Exhibit D to Credit Agreement. Exhibit A to this Amendment is hereby added to the Credit Agreement as Exhibit D to the Credit Agreement.

5. Conditions to Effectiveness. This Fourth Amendment shall become effective as of March 15, 2006, upon the date (the “Fourth Amendment Effective Date”) on which (i) the Borrower, the Co-Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Fourth Amendment and (ii) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Borrower on or before the Fourth Amendment Effective Date in connection with this Fourth Amendment.

6. Miscellaneous.

(a) Limitations. The waivers set forth herein are limited precisely as written and shall not (i) be deemed to be a waiver or modification of any other term or condition of the Credit Agreement or (ii) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein.

(b) Representations and Warranties. After giving effect to the effectiveness of this Fourth Amendment, the representations and warranties made by the Borrower and its Subsidiaries in the Credit Agreement and the documents contemplated thereby (other than Section 3.04, 3.07 and 3.17 to the extent breaches thereof have been waived

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pursuant to Section 3 hereof) are true and correct on and as of March 15, 2006 and the Fourth Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) as if made on and as of March 15,2006 and the Fourth Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

(c) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(d) No Other Amendments: Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other documents contemplated thereby are and shall remain in full force and effect.

(e) Governing Law. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereby have caused this Fourth Amendment and Waiver to be duly executed and delivered to be effective as of the first date written above.

THE BORROWER AND CO-BORROWER:

THE REYNOLDS AND REYNOLDS COMPANY

By:	/s/ Sal Incanno

Name:	Sal Incanno

Title:	Treasurer

REYNA CAPITAL CORPORATION

By:	/s/ Sal Incanno Sal Incanno

Title:	Treasurer

Signature Page-1 to Second Amendment
to The Reynolds and Reynolds Company Credit Agreement

THE ADMINSTRATIVE AGENT AND THE LENDERS:

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank),
as Administrative Agent and as a Lender

By:	/s/ Steven P. Sullivan Steven P. Sullivan

Title:	Vice President

Signature Page-2 to Fourth Amendment

to The Reynolds and Reynolds Company Credit Agreement

CALYON NEW YORK BRANCH

By: Name:	/s/ Lee E. Greve Lee E. Greve

Title:	Managing Director Deputy Manager

By: Name:	/s/ Corey J. Billups Corey J. Billups

Title:	Director

Signature Page-3 to Fourth Amendment
to The Reynolds and Reynolds Company Credit Agreement

NATIONAL CITY BANK

By: Name:	/s/ Neal J. Hinker Neal J. Hinker

Title:	Senior Vice President

Signature Page-4 to Fourth Amendment
to The Reynolds and Reynolds Company Credit Agreement

SUNTRUST BANK

By: Name:	/s/ Douglas C. O’Bryan Douglas C. O’Bryan

Title:	Vice President

Signature Page-6 to Fourth Amendment
to The Reynolds and Reynolds Company Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH, F/K/A THE BANK OF TOKYO-MITSUBISHI, LTD.

By: Name:	/s/ Tsuguyki Umene Tsuguyki Umene

Title:	Deputy General Manager

Signature Page-7 to Fourth Amendment
to The Reynolds and Reynolds Company Credit Agreement

FIFTH THIRD BANK

By: Name:	/s/ Michael Lopez Michael Lopez

Title:	Assistant Vice President

Signature Page-8 to Second Amendment
to The Reynolds and Reynolds Company Credit Agreement

U.S. BANK, N.A.

By: Name:	/s/ Ronald D. Amos Ronald D. Amos

Title:	Regional President

Exhibit A to Fourth Amendment to Credit Agreement

PNC BANK, National Association

By: Name:	/s/ Bruce A. Kintner Bruce A. Kintner

Title:	Vice President

Signature Page-10 to Second Amendment
to The Reynolds and Reynolds Company Credit Agreement

CITIZENS BANK OF PENNSYLVANIA

By: Name:	/s/ Dwayne R. Finney Dwayne R. Finney

Title:	Senior Vice President

Signature Page-11 to Fourth Amendment
to The Reynolds and Reynolds Company Credit Agreement

COMMERZBANK, Aktiengesellschaft
New York and Grand Cayman Branches

By: Name:	/s/ Graham A. Warning Graham A. Warning

Title:	Assistant Vice President

By: Name:	/s/ Hajo Neugartner Hajo Neugartner

Title:	Vice President

Signature Page-12 to Second Amendment

to The Reynolds and Reynolds Company Credit Agreement

EXHIBIT A

Form of Confidentiality Agreement

     , 2006

CONFIDENTIAL

Name of bank
Address
Attention: [Contact]

Re: The Reynolds and Reynolds Company – Credit Agreement dated April 8, 2004

Dear [Contact]:

We refer to the Credit Agreement, dated as of April 8, 2004, as amended on January 14, 2005, December 27, 2005 and February 23, 2006 (the “Credit Agreement”), among The Reynolds and Reynolds Company, as Borrower (the “Company”), Reyna Capital Corporation, as Co-Borrower, the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent.

As we have previously discussed with you, the Company intends to provide you with copies of its [unaudited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for the fiscal year ended September 30, 2005 and the quarter ended December 31, 2005]1 (the “Unaudited Financial Information”) in connection with its obligations under Section 5.01 of the Credit Agreement and the Company’s ongoing response to comments by the Securities and Exchange Commission related to certain of the Company’s periodic reports.

Please note that the Company hereby identifies the information contained in this letter and the Unaudited Financial Information (the “Confidential Information”) as confidential pursuant to Section 9.12 of the Credit Agreement. Accordingly, and in consideration for the Company’s furnishing to you with the Confidential Information, you hereby acknowledge and agree that the Confidential Information shall be subject to the confidentiality restrictions provided in Section 9.12 of the Credit Agreement; provided, however, that clause (f) of Section 9.12 of the Credit Agreement shall not apply to the Confidential Information. You agree that with respect to your disclosure of the Confidential Information pursuant to clauses (a) or (d) of Section 9.12 of the Credit Agreement, you shall not make any such disclosure unless the receiving party agrees to act in accordance with the provisions set forth in this letter and be bound hereby by delivering to the Company an executed letter substantially in the form hereof. You agree that with respect to your disclosure of the Confidential Information pursuant to clauses (c) or (e) of Section 9.12 of the Credit Agreement, you will, as soon as practicable and before such disclosure has occurred, notify the Company of the proposed disclosure. You agree that with respect to your disclosure of the Confidential Information pursuant to clause (b) of Section 9.12 of the Credit Agreement, you will use reasonable efforts to, as soon as practicable and before such disclosure has occurred, notify the Company of the proposed disclosure; provided, that your failure to provide such notice shall not be considered a breach of your confidentiality obligations hereunder. You agree that money damages may not be a sufficient remedy for any breach of the provisions of this letter by you and that the Company would be irreparably harmed in the event of such a breach. Accordingly the Company shall be entitled, in addition to any other remedies or money damages, to specific performance and injunctive or other equitable relief as a remedy for any such breach.

If the terms set forth in this letter are acceptable to you, please acknowledge your agreement by signing below and returning this letter to my attention.

Very truly yours,

THE REYNOLDS AND REYNOLDS COMPANY

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:
NAME OF BANK By:	—
Name:
Title:

1 Describe any additional materials enclosed.